Exhibit 99.1

Fuel Systems Solutions Announces Governance Changes
Appoints Steven R. Becker to Board of Directors
Names James W. Nall Chairman of the Board

NEW YORK, October 29, 2014 – Fuel Systems Solutions, Inc. (Nasdaq:FSYS) today announced a number of governance changes.

Effective immediately, Steven R. Becker, Partner and Co-Founder of Becker Drapkin Management, L.P. (“Becker Drapkin”), has been appointed as an independent member of the Fuel Systems Board of Directors. Mr. Becker will serve as a member of the Nominating and Corporate Governance Committee and as Chair of a Strategy Committee, which will comprise Mr. Becker, Troy A. Clarke, Marco Di Toro and James W. Nall. With Mr. Becker’s appointment, the Fuel Systems Board will increase to eight members, seven of whom are independent.

The Company also announced that Mr. Nall, who currently serves as the Board’s Lead Independent Director, has been appointed Chairman of the Board, effective today.

"We welcome Steve to the Board and look forward to his contributions as we work collaboratively to advance Fuel Systems’ strategic priorities and drive value for all shareholders," said Mr. Nall.

"Steve has impressive financial and business acumen, a broad range of experience as a public company director and the perspective of a major shareholder.  We are looking forward to working with him as a member of the Board,” said Mariano Costamagna, Fuel Systems' CEO.

“I am very pleased to serve as a member of the Board of Fuel Systems,” said Mr. Becker. “Fuel Systems has a proud history of leadership and innovation and I believe the company has many attractive opportunities to benefit from growth in demand for clean solutions that reduce emissions.  I look forward to working alongside the Board and management team to create shareholder value.”

In connection with today’s announcement, Fuel Systems has entered into an agreement with Becker Drapkin, which beneficially owns approximately 9.4% of the Company’s outstanding shares. Under the agreement, Becker Drapkin has agreed to vote all of its shares in favor of each of the Fuel Systems Solutions Board's nominees at the 2015 Annual Meeting. In addition, the Board will retain an executive search firm to assist in identifying an additional independent director that is mutually agreed upon by the Board and Mr. Becker. Becker Drapkin has also agreed to other customary standstill provisions. The complete agreement between Fuel Systems Solutions and Becker Drapkin will be included as an exhibit to a Current Report on Form 8-K, which will be filed with the Securities and Exchange Commission in the ordinary course.

Becker Drapkin is a Dallas based asset manager with a focus on constructive activism.  Mr. Becker and his partner Matthew Drapkin have served on the Boards of fourteen public companies and specialize in creating value through constructive engagement.  Mr. Becker currently serves as Chairman of the Board of Tuesday Morning Corporation, a national retailer, EMCORE Corporation, a leading provider of compound semiconductor-based components and subsystems for the fiber optics and solar power markets, and Special Diversified Opportunities. Mr. Becker previously served on the board of directors of Plato Learning, Inc., a provider of education services and training, Ruby Tuesday, Inc., the operator of a chain of casual dining restaurants, Hot Topic, Inc., a national retailer and Pixelworks, a semiconductor provider.  Mr. Becker holds a B.A. from Middlebury College and a J.D. from the University of Florida.

Forward-looking Statements
This press release contains certain forward-looking statements within the meaning of the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995. These statements are not historical facts, but instead involve known and unknown risks, uncertainties and other factors that may cause our or our company's actual results, levels of activity, performance or achievements to be materially different from the information expressed or implied by these forward looking statements. Statements in this press release that are not historical facts are hereby identified as "forward-looking statements" for the purpose of the safe harbor provided by Section 21E of the Securities Exchange Act of 1934, as amended, and Section 27A of the Securities Act of 1933, as amended. Words such as: "may," "will," "would," "should," "could," "expect," "anticipate," "intend," "plan," "anticipate," "believe," "estimate," "predict," "potential," "continue," "seeks," "on-going" or the negative of these terms or other comparable terminology often identify forward-looking statements, although not all forward-looking statements contain these words. You should consider statements that contain these words carefully because they describe our expectations, plans, strategies and goals and beliefs concerning future business conditions, our results of operations, financial position and our business outlook, or state other "forward-looking" information based on currently available information. There are a number of important factors that could cause actual results to differ materially from the results anticipated by these forward-looking statements. These risks and uncertainties and certain other factors which may impact our continuing business financial condition or results of operations, or which may cause actual results to differ from such forward-looking statements, include, but are not limited to, the unpredictable nature of the developing alternative fuel U.S. automotive market, customer dissatisfaction with our products or services, the inability to deliver our products on schedule, a further slowing of economic activity, our ability to maintain customer program relationships, potential changes in tax policies and government incentives and their effect on the economic benefits of our products to consumers, the continued weakness in financial and credit markets, the growth of non-gaseous alternative fuel products and other new technologies, the price differential between alternative gaseous fuels and gasoline, and the repeal or implementation of government regulations relating to reducing vehicle emissions, economic uncertainties caused by political instability in certain of the markets we do business in, our ability to realign costs with current market conditions, as well as the risks and uncertainties included in our Annual Report on Form 10-K for the year ended December 31, 2013 and our other periodic reports filed with the SEC. These forward-looking statements are not guarantees of future performance. We cannot assure you that the forward-looking statements in this press release will prove to be accurate. Furthermore, if our forward-looking statements prove to be inaccurate, the inaccuracy may be material. In light of the significant uncertainties in these forward-looking statements, you should not place undue reliance on these forward looking statements. The forward-looking statements made in this press release relate to events and state our beliefs, intent and our view of future events only as of the date of this press release. We undertake no obligation to update any forward-looking statement to reflect events or circumstances after the date on which the statement is made or to reflect the occurrence of unanticipated events.

About Fuel Systems Solutions
Fuel Systems Solutions (Nasdaq:FSYS) is a leading designer, manufacturer and supplier of proven, cost-effective alternative fuel components and systems for use in transportation and industrial applications. Fuel Systems' components and systems control the pressure and flow of gaseous alternative fuels, such as propane and natural gas, used in internal combustion engines. These components and systems feature the Company's advanced fuel system technologies, which improve efficiency, enhance power output and reduce emissions by electronically sensing and regulating the proper proportion of fuel and air required by the internal combustion engine. In addition to the components and systems, the Company provides engineering and systems integration services to address unique customer requirements for performance, durability and configuration. Additional information is available at www.fuelsystemssolutions.com.

Company Contact:
Pietro Bersani, Chief Financial Officer, Fuel Systems Solutions, Inc.
(646) 502-7170

Investor Relations Contacts:
LHA
Carolyn M. Capaccio
ccapaccio@lhai.com
Cathy Mattison
cmattison@lhai.com
(415) 433-3777